Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic July 23, 2024 Q2 Earnings Conference Call

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” "outlook," “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at bokf.com. All data is presented as of June 30, 2024 unless otherwise noted. Legal Disclaimers 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 3

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Q2 Financial Highlights * Non-GAAP measure Attributable to shareholders Per share (diluted) Net Income • Net Income of $163.7 million and EPS of $2.54, adjusted for the Visa B gain and related contribution to the BOKF Foundation and the additional FDIC special assessment expense, net income would have been $131.1 million and EPS $2.02 per share • Asset quality remains strong with criticized levels remaining well below pre-pandemic levels and non- performing assets declining 24% during Q2 • Commercial loan growth annualized is 13.0%, or 9.5% excluding certain seasonal advances • Continued strong capital and liquidity position with deposits growing $858 million during the quarter 4 $151.3 $134.5 $82.6 $83.7 $163.7 $2.27 $2.04 $1.26 $1.29 $2.54 2Q23 3Q23 4Q23 1Q24 2Q24 ($Million, exc. EPS) Q2 2024 Q1 2024 Q2 2023 Net income $163.7 $83.7 $151.3 Diluted EPS $2.54 $1.29 $2.27 Net income before taxes $211.0 $106.9 $195.6 Provision for credit losses $8.0 $8.0 $17.0 Pre-provision net revenue* $219.0 $114.9 $212.3 Efficiency ratio 59.8% 67.1% 58.7% Revenue Composition as of 6/30/2024 59% 11% 12% 5% 6% 4% 3% Net Interest Income Trading & Brokerage Fiduciary & Asset Management Transaction Card Deposit Service Charges Mortgage Banking Other Revenue

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Long-term EPS growth vs. KRX Median 5 BOKF CAGR = 8.6% KRX CAGR = 4.3% * EPS excluding extraordinary items / Source: S&P Global.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Additional Details 6 ◦ Period-end loan balances grew $381 million led by loan growth in commercial balances, partially offset by normal CRE payoff activity ◦ Average deposits increased $627 million in Q2, with the mix continuing to shift to interest bearing. Deposit balances continue to grow slightly ◦ Loan to deposit ratio was consistent with Q1 at 68%, remaining well below the pre-pandemic level of 79% at Dec. 31, 2019 ◦ Assets under management or administration increased $1.9 billion, driven primarily by increased market valuations ($Billion) Q2 2024 Quarterly Sequential Quarterly YOY Period-End Loans $24.6 1.6% 5.7% Average Loans $24.4 1.8% 6.5% Period-End Deposits $36.2 2.4% 8.9% Average Deposits $35.7 1.8% 10.1% Fiduciary Assets $61.9 2.6% 7.0% Assets Under Management or Administration $107.5 1.8% 3.7%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Marc Maun EVP, Regional Banking Executive 7

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Loan Portfolio • Combined Services & General Business (Core C&I) balances increased $498 million • Energy balances increased by $8 million • Healthcare balances decreased $15 million linked quarter • Total Commercial balances increased $491 million linked quarter, a 13.0% annualized growth rate or 9.5% adjusted for certain seasonal advances • Commercial Real Estate balances declined $153 million or 2.9% linked quarter reflecting normal payoff activity 8 ($Million) June 30, 2024 Mar. 31, 2024 June 30, 2023 Seq. Loan Growth YOY Loan Growth Energy $ 3,451.5 $ 3,443.7 $ 3,508.8 0.2% (1.6)% Services 3,577.1 3,529.4 3,585.2 1.4% (0.2)% Healthcare 4,231.1 4,245.9 3,991.4 (0.4)% 6.0% General Business 4,363.7 3,913.8 3,449.2 11.5% 26.5% Total Commercial $ 15,623.4 $ 15,132.9 $ 14,534.5 3.2% 7.5% Multifamily $ 1,997.3 $ 1,960.8 $ 1,503.0 1.9% 32.9% Industrial 1,215.0 1,344.0 1,349.7 (9.6)% (10.0)% Office 876.9 901.1 1,005.7 (2.7)% (12.8)% Retail 547.7 543.7 617.9 0.7% (11.4)% Residential Construction and Land Development 88.3 83.9 106.4 5.2% (17.0)% Other Commercial Real Estate 358.4 403.1 388.2 (11.1)% (7.7)% Total Commercial Real Estate $ 5,083.6 $ 5,236.7 $ 4,970.8 (2.9)% 2.3% Loans to individuals $ 3,846.6 $ 3,803.0 $ 3,732.3 1.1% 3.1% Total Loans $ 24,553.6 $ 24,172.6 $ 23,237.7 1.6% 5.7%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Resilience Disciplined Credit Concentration • CRE limit on total committed balances is 185% of tier one capital plus reserves • Office CRE outstandings is less than 4% of total loans 9 100 year history in energy lending and a tested playbook that works • 70% oil / 30% gas-weighted borrowers • Robust stress testing process and 17 petroleum engineers on staff * '24 YTD has been annualized for comparability with prior periods.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Quality Metrics • Credit quality remains better than pre-pandemic level with a 24% decline in non-performing assets during the quarter • Trailing 12 months net charge-offs at 9 bps • CRE office exposure is less than 4% of outstanding period end total loan balances, with properties in resilient markets • $8 million credit provision in Q2; with a combined allowance for credit losses of $330 million or 1.34% Net Charge-Offs to Average Loans CRE Office by Location Annualized 10 0.12% 0.11% 0.07% 0.09% 0.11% 2Q23 3Q23 4Q23 1Q24 2Q24 —% 0.20% 0.40% 0.60% 19.1% 18.0% 10.2% 9.4% 11.2% 4Q18 4Q19 4Q23 1Q24 2Q24 —% 10.0% 20.0% 30.0% Committed Criticized Assets / Tier 1 Capital & Reserves In Footprint, 66% Out of Footprint, 33% California, 1% New York, 0%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Scott Grauer EVP, Wealth Management Executive 11

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Markets & Securities Trading Fees • Decreased 26.1% during the quarter driven by trading spread compression Mortgage Banking • Consistent with Q1 reflecting higher production volume from 2023 as the origination market strengthens Syndication and Investment Banking Fees • Increased $3.0 million reflecting higher underwriting and syndication activity 12 ($Million) Q2 2024 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading Fees $ 27.7 $ (9.8) (26.1)% (25.0)% Mortgage Banking 18.6 (0.3) (1.8)% 23.0% Customer Hedging Fees 6.8 0.4 7.0% (50.4)% Brokerage Fees* 4.8 0.1 3.1% (21.7)% Syndication Fees 3.9 0.8 27.4% 14.2% Investment Banking Fees 9.8 2.2 28.4% 103.1% Markets & Securities $ 71.6 $ (6.5) (8.3)% (10.6)% * The year-over-year decrease of 21.7% is affected by the sale of our insurance brokerage business in Q4 of 2023. Excluding that impact, Brokerage fees would have increased 45.7%.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Asset Management & Transactions Fiduciary & Asset Management • Assets under management and administration (“AUMA”) increased $1.9 billion during the quarter and margins were stable at 21 bps • Increase in revenue primarily driven by seasonal tax preparation fees. Transaction Card • Increase due to the seasonal volume of transactions processed 13 ($Million) Q2 2024 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Markets & Securities $ 71.6 $ (6.5) (8.3)% (10.6)% Fiduciary & Asset Management 57.6 2.3 4.1% 8.6% Transaction Card 27.2 1.8 6.9% 4.8% Deposit Service Charges & Fees 29.6 0.9 3.1% 9.1% Other Revenue 14.0 1.1 8.1% (1.8)% Asset Management & Transactions 128.4 6.0 4.9% 6.7% Total Fees & Commissions $ 200.0 $ (0.5) (0.3)% (0.2)% B+A A B

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Marty Grunst EVP, Chief Financial Officer 14

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Liquidity & Capital * Non-GAAP measure **Uninsured and non-collateralized deposits excludes intra-bank deposits Liquidity • Period-end deposit balances increased $858 million this quarter • Uninsured and non-collateralized deposit coverage ratio increased ~ 188% at June 30. Capital • Robust capital ratios consistently remain well above regulatory and internal policy thresholds • Tier 1 Common Equity ratio if adjusted to include all securities portfolio losses remained stable at 10.2%* • Tangible Common Equity ratio including held-to-maturity losses was 8.06%*, which is the 3rd highest among top 20 banks as of Q1 2024 • Repurchased 412,176 shares at an average price of $90.38 per share in the open market 15 Q2 2024 Q1 2024 Q2 2023 Loan to Deposit Ratio 67.7% 68.3% 69.8% Period-End Deposits $36.2 billion $35.4 billion $33.3 billion Available Secured Capacity $20.4 billion $20.0 billion $19.2 billion Common Equity Tier 1 12.1% 12.0% 12.1% Total Capital Ratio 13.3% 13.2% 13.2% Tangible Common Equity Ratio * 8.4% 8.2% 7.8% $24.5 $13.0 Potential secured capacity Uninsured and non-collateralized deposits $— $5.0 $10.0 $15.0 $20.0 $25.0 Coverage Ratio ~188% Uninsured Deposit Coverage ($Billion)

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Yields, Rate & Margin Net Interest Income • Net interest income was up $2.4 million linked quarter led by strong loan growth and asset repricing along with slowing deposit repricing Net Interest Margin • 5 bps NIM decrease driven by higher average balances for the trading portfolio and AFS securities • Interest-bearing deposit costs up 7 bps relative to the prior quarter, slowing compared to recent quarters 16 ($Million) Q2 2024 Q1 2024 Q2 2023 Quarterly sequential Quarterly YOY Net Interest Income $296.0 $293.6 $322.3 0.8% (8.1)% Net Interest Margin 2.56% 2.61% 3.00% (5) bps (44) bps Yield on Loans 7.41% 7.40% 7.03% 1 bps 38 bps Tax-equivalent Yield on Earning Assets 5.80% 5.73% 5.29% 7 bps 51 bps Cost of interest-bearing deposits 3.76% 3.69% 2.56% 7 bps 120 bps Rate on interest- bearing liabilities 4.15% 4.08% 3.27% 7 bps 88 bps Net Interest Income ($Million) $325.7 $308.2 $300.0 $294.1 $296.3 $(3.5) $(7.3) $(3.3) $(0.5) $(0.3) NII excl. Trading * Trading NII 2Q23 3Q23 4Q23 1Q24 2Q24 $0 $100 $200 $300 $400 3.00% 2.69% 2.64% 2.61% 2.56% 3.36% 3.14% 3.03% 2.97% 2.94% Reported NIM NIM excl. Trading * 2Q23 3Q23 4Q23 1Q24 2Q24 2.50% 3.00% 3.50% 4.00% Net Interest Margin * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Expenses • Quarterly personnel expenses decreased $11.6 million due to lower incentive compensation costs, regular compensation and employee benefits • Other operating expense increased $7.9 million ◦ Included a $13.6 million contribution to the BOKF Foundation ◦ Partially offset by a reduction in FDIC special assessment costs recognized during the quarter 17 ($Million) Q2 2024 Q1 2024 Q2 2023 % Incr. Seq. % Incr. YOY Personnel Expense $191.1 $202.7 $190.7 (5.7)% 0.2% Other Operating Expense $145.6 $137.7 $128.0 5.7% 13.7% Total Operating Expense $336.7 $340.4 $318.7 (1.1)% 5.7% Efficiency Ratio 59.8% 67.1% 58.7% --- ---

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic 2024 Full Year Outlook 18 • Additionally, we expect to continue opportunistic share repurchase activity. • Changes to outlook shown in Bold font *Refer to Slide #2 regarding forward looking statements, expectations above assume no change to economic environment. Business Driver FY as of 7/23/24 FY as of 4/24/24 Notes Loans (EOP) No change +5% to +7% Deposits (EOP) No change Modest growth Loan to deposit ratio is expected to remain in the 70% area Investment Securities No change Flat Net Interest Income ~$1.2 billion Just over $1.2 billion Assumes 1 rate cut in November vs. 2 rate cuts in previous guidance. Fees & Commissions Near $825 million $825 to $850 million Expense Growth No change Mid-single digits Efficiency Ratio ~64% ~65% Average over the course of the year. Provision Expense Near to slightly below 2023 Similar to 2023 Assumes consistent economic outlook, combined reserve levels remaining stable, eventual migration of credit to more normal historical levels

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Question & Answer Session 19

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 20

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Appendix 21

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Securities and Interest Rate Risk Position Interest Rate Risk • Approximately 74% of the total loan portfolio is variable rate or fixed rate that reprice within a year • Approximately 81% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Sensitivity to betas - The impact of decreasing our deposit beta by 10% in a down -100 interest rate scenario is -0.27% on NII 22 Scenario* Δ NII % Δ NII $ Down 200 Ramp, year 1 0.99% $12.3 million Down 100 Ramp, year 1 0.24% $3.0 million Up 100 Ramp, year 1 -0.76% -$9.5 million Up 200 Ramp, year 1 -3.21% -$39.8 million Securities Portfolio • Short duration with limited extension, current portfolio duration is 3.1 years, extending to only 3.6 years if rates increase 300bps • RMBS portfolio is all "AAA" rated with average credit enhancement of ~16% • Portfolio runoff for Q2 2024 was $606 million 92% 6% 3% Govt/GSE Guaranteed RMBS Muni BOKF Securities by Guarantee Type 6/30/2024

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic